UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-2

BRANCHOUT FOOD INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on January 4, 2024

Dear Stockholders of BranchOut Food Inc.:

We are pleased to invite you to attend a Special Meeting of Stockholders to be held on January 4, 2024, at 10:00 a.m. Pacific Standard Time at our offices located at 205 SE Davis Ave., Suite C Bend, Oregon 97702 (the “Special Meeting”). The Special Meeting is being held to approve an amendment to our Articles of Incorporation providing that the Company’s Board of Directors has “blank check” authority with regard to its authorized shares of preferred stock.

Our Board of Directors has fixed the close of business on December 4, 2023 as the record date for the Special Meeting. Only stockholders of record as of December 4, 2023 may vote at the Special Meeting or any postponements or adjournments of the meeting. This notice of Special Meeting, proxy statement, and form of proxy are being made available on or about December 7, 2023.

Your vote is important. Whether or not you plan to attend the Special Meeting, we would like for your shares to be represented. Please vote as soon as possible via the Internet, telephone, or mail.

Sincerely,

Eric Healy
Chief Executive Officer

December 6, 2023

PROXY STATEMENT

BRANCHOUT FOOD INC.

SPECIAL MEETING OF STOCKHOLDERS

To Be Held On January 4, 2024

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. Eastern Standard Time on January 4, 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at a Special Meeting of stockholders of BranchOut Food Inc., a Nevada corporation, and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held on January 4, 2024 at 10:00 a.m. Pacific Standard Time at our offices located at 205 SE Davis Ave., Suite C Bend, Oregon 97702. References in this Proxy Statement to “we,” “us,” “our,” or the “Company” refer to BranchOut Food Inc.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING

Q:	What items will be voted on at the Special Meeting?

A:	Stockholders will vote on the following items at the Special Meeting:

●	Approval of an amendment to our Articles of Incorporation providing that the Company’s Board of Directors has “blank check” authority with regard to its authorized shares of preferred stock; and

●	Such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Q:	How does the Board of Directors recommend I vote on the proposal?

A:	The Board of Directors unanimously recommends that the stockholders vote:

●	FOR the approval of an amendment to our Articles of Incorporation providing the Company’s Board of Directors with “blank check” authority with regard to its authorized shares of preferred stock.

With respect to any other matter that properly comes before the Special Meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:	Who may vote at the Special Meeting?

A:	Stockholders of record as of the close of business on December 4, 2023 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Special Meeting. As of the Record Date, there were 4,044,252 shares of our Common Stock issued and outstanding, held by approximately 39 holders of record. Each share of our Common Stock is entitled to one (1) vote on each matter.

Q:	What is the voting requirement to approve of the proposal?

A:	The approval of the amendment to our Articles of Incorporation requires the affirmative vote from holders of a majority of the shares of our outstanding Common Stock.

Q:	How many shares must be present or represented to conduct business at the Special Meeting?

A:	At the Special Meeting, the presence in person or by proxy of a majority of the aggregate voting power of the stock issued and outstanding and entitled to vote at the Special Meeting is required for the Special Meeting to proceed. If you have returned valid proxy instructions or attend the Special Meeting, your shares of Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Q:	If I am a stockholder of record, how do I vote?

A:	If you are a stockholder of record, there are four ways to vote:

●	At the Special Meeting. You may vote in person at the Special Meeting if you are the record owner of the shares to be voted. You can also vote in person at the Special Meeting if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.

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●	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided. If you vote by mail, your proxy card must be received by January 3, 2024.

Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on January 3, 2024.

Q:	If I am a beneficial owner of shares held in street name, how do I vote?

A:	If you are a beneficial owner of shares held in street name, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee. Please follow their instructions carefully. Street name stockholders generally may vote by one of the following methods:

●	At the Special Meeting. If you wish to vote at the Special Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy to you by your broker, bank, trustee, or other nominee.

●	Via the Internet. You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee, or other nominee.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form provided to you by your broker, bank, trustee, or other nominee.

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee, or other nominee.

Q:	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:	Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by us.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:	Brokerage firms and other intermediaries holding shares of our Common Stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote on the proposal, which is a “routine” matter.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote at the Special Meeting.

If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to our Corporate Secretary at BranchOut Food Inc., 205 SE Davis Ave., Suite C Bend, Oregon 97702, prior to your shares being voted, or (3) attending the Special Meeting and voting at the Special Meeting. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Special Meeting.

For shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Special Meeting and voting during the meeting.

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Q:	If I submit a proxy, how will it be voted?

A:	When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	How are proxies solicited for the Special Meeting?

A:	Our Board of Directors is soliciting proxies for use at the Special Meeting. All expenses associated with this solicitation will be borne by us. We may, on request, reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our Common Stock on your behalf. Our directors and employees may solicit proxies in person, by telephone, or by other means of communication but will not be paid any additional compensation for soliciting proxies.

Q:	What should I do if I get more than one proxy or voting instruction card?

A:	Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards, or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials or one Notice. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Special Meeting to ensure that all of your shares are counted.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:	The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or us that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, or (2) direct your written request to: Corporate Secretary, BranchOut Food Inc., 205 SE Davis Ave., Suite C Bend, Oregon 97702. Stockholders who receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the Proxy Statement was delivered.

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Q:	Where can I find the voting results of the Special Meeting?

A:	We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting.

Q:	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A:	Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next Annual Meeting of stockholders only if they have submitting their proposals in writing to our Corporate Secretary in a timely manner in compliance with applicable law and our bylaws. For a stockholder proposal to be considered for inclusion in our proxy statement for our next Annual Meeting of Stockholders, our Corporate Secretary must have received the written proposal not less than sixty (60) nor more than ninety (90) days prior to the day of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed less than seventy (70) days prior to the day of the meeting, such advance notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Proposals should be addressed to:	BranchOut Food Inc. Attn: Corporate Secretary 205 SE Davis Ave., Suite C Bend, Oregon 97702

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THE PROPOSAL:

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION providing that the Company’s Board of Directors has “blank check” authority with regard to its authorized shares of preferred stock

Overview

The Company’s Board of Directors has unanimously approved a proposal to amend our Articles of Incorporation, subject to stockholder approval, to provide that the 8,000,000 shares of preferred stock authorized by our Articles of Incorporation are “blank check” shares of preferred stock, which means that our shares of preferred stock preferred stock may be issued in one or more classes or series, with such rights and designations, and for such consideration, as our Board of Directors may from time to time determine. The Board of Directors has declared this amendment to be advisable and recommended that this proposal be presented to the Company’s stockholders for approval. The text of the form of proposed amendment to the Company’s Articles of Incorporation is attached to this proxy statement as Exhibit A.

If the Company’s stockholders approve this Proposal, the Company expects to promptly file articles of amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada to reflect that our authorized shares of preferred stock are “blank check” shares of preferred stock.

Reasons for the Amendment

Our Articles of Incorporation currently authorize the issuance of up to 8,000,000 shares of preferred stock. However, our Articles of Incorporation neither assigns any rights to our preferred stock nor vests the authority in our Board of Directors, as permitted by Nevada law, to prescribe voting powers, designations, preferences, limitations, restrictions and relative rights of any shares, class or series of preferred stock. As a result, our Board of Directors is currently unable to issue shares of our authorized preferred stock.

Authorization of blank check preferred shares will allow our Board of Directors to issue preferred stock from time to time without further approval of stockholders, and for any corporate purpose permitted by law and the applicable rules of The Nasdaq Stock Market, including without limitation financings, and acquisitions. By authorizing the issuance of blank check preferred stock, the Board of Directors will have the express authority to determine the voting rights, designations, preferences, rights, qualifications, limitations and restrictions, of a particular series or class of preferred stock that may be issued in the future.

The Board of Directors believes that the ability to authorize particular classes of preferred stock in an expeditious manner without stockholder action in connection with future transactions, such as financings, strategic alliances, corporate mergers, acquisitions, or as otherwise may be deemed to be appropriate by the Board of Directors, is in the best interests of the Company and its stockholders.

Although at present the Company is not a party to any binding agreement to issue shares of preferred stock, the Company is currently exploring an underwritten public offering of shares of preferred stock. The shares of preferred stock issued in a such an offering may include one or more of the following terms, among others:

●	the right to payment of cumulative or non-cumulative dividends, in preference to holders of Common Stock;

●	payment of preferential amounts upon a liquidation, merger or similar event of the Company;

●	provisions for the optional or mandatory redemption of such shares at specified prices, times and/or events;

●	voting rights that may be different than voting rights with respect to our Common Stock; and

●	such other terms as may be required by potential investors and that are acceptable to our Board of Directors.

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The offering of any shares of preferred stock would be made pursuant to an effective registration statement under the Securities Act of 1933, as amended, or an exemption from the registration requirements under the Securities Act . Nothing set forth in the Proxy Statement shall constitute an offer to sell or the solicitation of an offer to buy any shares of preferred stock or other securities of the Company.

Effects of Authorization of Blank Check Preferred Shares and Issuance of Shares of Preferred Stock

Authorizing our Board of Directors to designate the rights of shares of preferred stock in the future, together with the issuance of those shares, could affect our current stockholders in a number of ways. The issuance of new shares of preferred stock could cause immediate dilution of the ownership interests and the voting power of our existing stockholders. New issuances of preferred stock may also restrict our ability to pay dividends to holders of our Common Stock, and may reduce the share of proceeds that holders of Common Stock would otherwise receive upon a liquidation, merger or similar event with respect to the Company. In addition, future issuance of shares of our preferred stock could dilute the market price of our Common Stock and dilute the earnings per share, if any, and book value per share of our outstanding shares of Common Stock.

Anti-Takeover Effects

Although the proposed amendment is not motivated by anti-takeover concerns and is not considered by the Board of Directors to be an anti-takeover measure, the availability of shares of blank check preferred stock could enable the Board of Directors to issue shares defensively in response to a takeover attempt, or to make an attempt to gain control of the Company more difficult or time-consuming. For example, preferred stock could be issued to purchasers who might side with management in opposing a takeover bid which the Board of Directors determines is not in the best interests of the Company and its stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, issuing preferred stock without further action by the stockholders may delay or prevent a change of control of the Company and may discourage bids for the Company’s Common Stock at a premium over the market price of the Common Stock. Thus, providing for blank check preferred stock could render more difficult and less likely a hostile merger, tender offer, or proxy contest, assumption of control by a holder of a large block of the Company’s Common Stock, and the possible removal of the Company’s incumbent management. We are not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of our stock.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to the proposed amendment.

Required Vote

The affirmative vote of at least a majority of our outstanding shares of Common Stock is required to approve this proposed amendment to our Articles of Incorporation.

The Board of Directors unanimously recommends that stockholders vote “FOR” the amendment of our Articles of Incorporation providing that the Company’s Board of Directors has “blank check” authority with regard to our authorized shares of preferred stock.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of November 21, 2023, based on 4,044,252 shares of Common Stock outstanding as of such date, by:

●	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors and director nominees; and

●	all of our executive officers and directors as a group.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our Common Stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, in computing the number of shares beneficially owned by a person, shares of common stock that may be acquired upon exercise of options or warrants held by that person and that are exercisable as of, or within 60 days of, the date of determination, are counted as outstanding and beneficially owned by that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Names and Address of Individual or Identity of Group(1)	Number of Shares Beneficially Owned		Beneficial Ownership (%)
Named Executive Officers and Directors
Eric Healy	750,083		18.6%
Christopher Coulter	73,815	(2)	1.8%
John Dalfonsi	131,386	(3)	3.2%
David Israel	265,472	(4)	6.6%
Greg Somerville	12,500	(5)	*
All Directors and Executive Officers as a Group (10 Persons)	1,233,256	(6)	30.5%

5% Holders
The Donald A. Foss Irrevocable Living Trust dated August 14, 2022	431,145	(7)	9.6%
Fluffco, LLC	210,857	(8)	5.1%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each officer and director of the Company is c/o BranchOut Food Inc., 205 SE Davis Ave., Suite C Bend, Oregon 97702.
(2)	Includes options to purchase 23,500 shares of Common Stock.
(3)	Consists of warrants to purchase 44,803 shares of Common Stock and options to purchase 12,500 shares of Common Stock held by Mr. Dalfonsi, and 74,083 shares of common stock held by Eaglevision Fund LP, an entity owned by Mr. Dalfonsi’s spouse. Mr. Dalfonsi’s spouse has sole voting and dispositive power over these shares.
(4)	Includes 16,265 shares held by BFY Food Group, LLC, an entity in which David Israel is the beneficial owner. Mr. Israel has the sole voting and dispositive power over these shares.

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(5)	Consists of options to purchase shares of Common Stock.
(6)	Includes 44,803 shares that may be issued under warrants, and options to purchase 48,500 shares of Common Stock.
(7)	Includes warrant to purchase 103,938 shares of common stock.
(8)	Includes warrant to purchase 142,612 shares of common stock. Irving Levin has the sole voting and dispositive power over the securities held by Fluffco, LLC.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Special Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

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EXHIBIT A

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: BranchOut Food Inc. Entity or Nevada Business Identification Number (NVID): E19226482021-8
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____ Or ☐ No action by stockholders is required, name change only.
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ____ Jurisdiction of formation: ____ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ____ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

A-1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) The Articles are amended to provide for blank check preferred stock - below. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Signature of Officer or Authorized Signer — Title X ______________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

The following paragraph is added to the Articles:

Preferred Stock. The Board of Directors of the corporation is hereby granted with the authority, from time to time, to issue shares of Preferred Stock in one or more classes or series, and in connection therewith, to fix by resolution the voting powers, designations, preferences, limitations, restrictions, and relative rights of each such class or series of Preferred Stock.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

A-2

BRANCHOUT FOOD INC.
Special Meeting of Stockholders
January 4, 2024 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder hereby appoints Eric Healy and Christopher Coulter, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of BranchOut Food Inc. (the "Company") that the shareholder is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held at 10:00 AM, PST on January 4, 2024 and any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

The Board of Directors of BranchOut Food Inc. recommends a vote FOR proposal 1 listed below.

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature ______________________________________

Signature (Co-owner) ______________________________

Dated: __________________

☐ Please Mark Here for Address Change or Comments. Provide updated address or comments in the space provided below.

____

____

☐ I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS: ____

If you vote by Internet, you do NOT need to mail back your proxy card

YOUR VOTE IS IMPORTANT

Voting Instructions are on Reverse.

Voting Instructions

You may vote your proxy in the following ways:

Via Internet:

- Login to www.annualgeneralmeetings.com/bofsp2023
- Enter your control number (12 digit number located below)

Via Mail:

Pacific Stock Transfer Company
Proxy Department
6725 Via Austi Parkway, Suite 300
Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on January 3, 2024.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.